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                                                                   EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                                305(B)(2)

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                     CONTINENTAL BANK, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                   36-0947896
                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)

   231 SOUTH LASALLE STREET, CHICAGO,                    60697
                ILLINOIS                               (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               ----------------

                           FEDERAL-MOGUL CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                MICHIGAN                               38-0533580
      (STATE OR OTHER JURISDICTION                  (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)

       26555 NORTHWESTERN HIGHWAY                        48034
          SOUTHFIELD, MICHIGAN                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                         SUBORDINATED DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION.

    FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

      Comptroller of the Currency, Washington, D.C.

      Chicago Clearing House Association, 164 W. Jackson Boulevard, Chicago, Illinois.

      Federal Deposit Insurance Corporation, Washington, D.C.

      The Board of Governors of the Federal Reserve System, Washington,
      D.C.

  (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
  AFFILIATION.

      The obligor is not an affiliate of the trustee.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                            AS OF DECEMBER 15, 1993

            COL. A                                                COL. B
        TITLE OF CLASS                                      AMOUNT OUTSTANDING
        --------------                                      ------------------

      Not applicable by virtue of response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

    IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
  INFORMATION:

  (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

      Not applicable by virtue of response to Item 13.

  (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

      Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

    IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

      Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                            AS OF DECEMBER 15, 1993

        COL. A              COL. B               COL. C               COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                  REPRESENTED BY
                                              AMOUNT OWNED         AMOUNT GIVEN
      NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           IN COL. C
      -------------      --------------       ------------       -----------------


    Not applicable by virtue of response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                            AS OF DECEMBER 15, 1993

         COL. A              COL. B              COL. C               COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                  REPRESENTED BY
                                              AMOUNT OWNED         AMOUNT GIVEN
      NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           IN COL. C
      -------------      --------------       ------------       -----------------


    Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

                            AS OF DECEMBER 15, 1993

    COL. A         COL. B               COL. C                   COL. D
                WHETHER THE
                 SECURITIES
                 ARE VOTING  AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
                OR NONVOTING HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
TITLE OF CLASS   SECURITIES   FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
- --------------  ------------ ---------------------------- ---------------------


    Not applicable by virtue of response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 15, 1993

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                            AS OF DECEMBER 15, 1993

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 15, 1993

      COL. A          COL. B                 COL. C                      COL. D
                                  AMOUNT OWNED BENEFICIALLY OR      PERCENT OF CLASS
NAME OF ISSUER AND    AMOUNT     HELD AS COLLATERAL SECURITY FOR  REPRESENTED BY AMOUNT
  TITLE OF CLASS    OUTSTANDING OBLIGATIONS IN DEFAULT BY TRUSTEE    GIVEN IN COL. C
- ------------------  ----------- --------------------------------- ---------------------

    Not applicable by virtue of response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

    EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                            AS OF DECEMBER 15, 1993

        COL. A                             COL. B                                  COL. C
NATURE OF INDEBTEDNESS               AMOUNT OUTSTANDING                           DATE DUE
- ----------------------               ------------------                           --------

      Not applicable by virtue of response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

    (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to the securities under this indenture.

    (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to securities outstanding under this indenture. The trustee is not a trustee under another indenture under which other securities of the obligor are outstanding.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

    IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      Not applicable by virtue of response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

    IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

      Not applicable.

ITEM 16. LIST OF EXHIBITS.

    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    1. A copy of the Articles of Association of Continental Bank, National Association as now in effect, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-40462.

    2. A copy of the certificate of authority to commence business, incorporated herein by reference to Exhibit 2 to T-1; Registration No. 33-26747.

    3. A copy of the authorization to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Amendment No. 1 to T-1; Registration No. 2-51075.

    4. A copy of the existing By-laws of Continental Bank, National Association as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-43020.

    5. Not applicable by virtue of response to Item 13.

    6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Amendment No. 1 to T-1; Registration No. 2-51075.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

    8. Not applicable.

    9. Not applicable.

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, CONTINENTAL BANK, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 24TH DAY OF DECEMBER, 1993.

                                          CONTINENTAL BANK, NATIONAL
                                           ASSOCIATION

                                                   /s/ G. M. CARROLL
                                          By
                                            -----------------------------------
                                                       G. M. Carroll
                                                      Vice President

                                                                       EXHIBIT 7
                            (OFFICIAL PUBLICATION)
                             REPORT OF CONDITION
            CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF THE

                 (LOGO) CONTINENTAL BANK, NATIONAL ASSOCIATION

Charter No. 13639                                     National Bank Region No. 7

In the state of Illinois at the close of business on September 30, 1993 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                    ASSETS                           In Millions
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.................  $ 1,790
  Interest-bearing balances..........................................    2,043
Securities...........................................................    1,534
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold.................................................      303
  Securities purchased under agreements to resell....................    1,011
Loans and lease financing receivables:
  Loans and leases, net of unearned income................  $11,950
  LESS: Allowance for loan and lease losses...............      350
  LESS: Allocated transfer risk reserve...................        0
  Loans and leases, net of unearned income, allowance and reserve....   11,600
Assets held in trading accounts......................................    1,565
Premises and fixed assets (including capitalized leases).............      215
Other real estate owned..............................................      131
Investments in unconsolidated subsidiaries and associated companies..        0
Customers' liability to this bank on acceptances outstanding.........      110
Intangible assets....................................................        1
Other assets.........................................................    1,226
                                                                       -------
  TOTAL ASSETS.......................................................  $21,529
                                                                       =======
                                  LIABILITIES
Deposits:
  In domestic offices................................................  $ 9,817
  Noninterest-bearing.....................................   $2,485
  Interest-bearing........................................    7,332
In foreign offices, Edge and Agreement subsidiaries, and IBFs........    3,981
  Noninterest-bearing.....................................   $  103
  Interest-bearing........................................    3,878
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
  Federal funds purchased............................................      688
  Securities sold under agreements to repurchase.....................      584
Demand notes issued to the U.S. Treasury.............................    1,385
Other borrowed money.................................................    1,417
Mortgage indebtedness and obligations under capitalized leases.......        0
Bank's liability on acceptances executed and outstanding.............      110
Notes and debentures subordinated to deposits........................      397
Other liabilities....................................................    1,065
                                                                       -------
  TOTAL LIABILITIES..................................................   19,444
                                                                       -------
Limited-life preferred stock.........................................        0

                                EQUITY CAPITAL
Perpetual preferred stock............................................        0
Common stock.........................................................      685
Surplus..............................................................      827
Undivided profits and capital reserves...............................      578
  LESS: Net unrealized loss on marketable equity securities..........        0
Cumulative foreign currency translation adjustments..................       (5)
                                                                       -------
  TOTAL EQUITY CAPITAL...............................................    2,085
                                                                       -------
  TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL  $21,529
                                                                       =======

  I, John J. Higgins, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                JOHN J. HIGGINS
                              -------------------
                                  Controller

                               November 10, 1993